EXHIBIT 10.2

                            AMENDMENT NUMBER THREE TO
                             TALK.COM LOAN DOCUMENTS

             (To Restructure Various Aspects of the Credit Facility)

         This AMENDMENT NUMBER THREE TO TALK.COM LOAN DOCUMENTS (this "AMENDMENT") is entered into as of February 12, 2002 (the "Amendment Number Three Closing Date") by and among TALK AMERICA INC. (f/k/a Talk.com Holding Corp.) ("TALK AMERICA"), and ACCESS ONE COMMUNICATIONS CORP. ("ACCESS ONE"), and each other Borrower under and as defined in the Credit Agreement (defined below) (together with Talk America and Access One, the "BORROWERS"), and TALK AMERICA HOLDINGS, INC. (f/k/a Talk.com, Inc.) ("TALK HOLDINGS" and, including any successor, permitted assignee, executor, administrator or personal representative thereof, an "Other Primary Obligor") (Borrowers and each Other Primary Obligor are sometimes referred to herein individually as an "Obligor" and collectively as the "Obligors"), and THE LENDERS THAT ARE PARTIES HERETO, and MCG CAPITAL CORPORATION (as assignee of the interest of MCG Finance Corporation ("MCG"), including any successors, assigns, participants, pledgees and transferees, "ADMINISTRATIVE AGENT").

                                 R E C I T A L S

         WHEREAS, Borrowers, MCG and each Lender are parties to that certain Credit Facility Agreement executed and effective as of October 20, 2000 (as amended and modified from time to time prior to the date hereof, the "Original Credit Agreement"; as amended hereby and as may be further amended and modified hereafter, the "Credit Agreement"); and

         WHEREAS, Borrowers and Guarantor desire to amend the credit facility in order to restructure various aspects of the credit arrangement; and

         WHEREAS, to facilitate the increase and restructuring of the credit facility, each Borrower and Guarantor desires to correspondingly amend and modify the Original Credit Agreement and the various related loan documents - including, without limitation, the promissory notes, the security agreements, the guaranties, the equity pledge agreements, and the other agreements and documents executed in connection therewith (collectively, as amended or modified prior to the date hereof and including the Original Credit Agreement, the "Original Loan Documents"; as amended hereby and as may be further amended and modified hereafter, the "Loan Documents"); and

         WHEREAS, each Obligor has determined that it is in its best interest to execute this Amendment inasmuch as each such Obligor will derive substantial direct and indirect benefits from the amendments contemplated hereby; and

         WHEREAS, Lenders are willing to accommodate the Obligors upon and subject to the terms, conditions and provisions of this Amendment;

         NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the other Loan Documents, and other good and valuable consideration (receipt and sufficiency of which are hereby acknowledged), and intending to be legally bound hereby, each Obligor, Administrative Agent and each Lender hereby agree as follows:

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               ARTICLE 1: THE EXTENSION, AMENDMENT AND SUPPLEMENT

         1.1. Supplements to Loan Document Schedules. Within twenty (20) Business Days of the Amendment Number Three Closing Date, Borrowers shall deliver to Administrative Agent (a) each of the Schedules required to have been delivered pursuant to any Loan Document (including the Guaranty), updated to reflect facts, circumstances and conditions as of the date such updated Schedules are delivered pursuant to this Section 1.1, and (b) a chart indicating each of the approvals under applicable state law that Borrowers have been required to obtain as of and after the Closing Date of the Original Credit Agreement as a result of the transactions under the Loan Documents (including an indication of the status of each such required approval) (collectively, the "Supplements"). Delivery of the Supplements under this Section 1.1 will also satisfy the Update of Schedules required under Section 2 of that certain Consent and Amendment to Talk.com Loan Documents dated as of August 10, 2001, and Administrative Agent and Lenders hereby agree that Borrowers' failure to comply with such Section 2 has not and will not constitute a Default or Event of Default under the Credit Agreement provided that delivery of the Supplements is timely made under this Section 1.1.

         1.2. Term Loan Maturity Date - Revised. The phrase "Term Loan Maturity Date", as defined in Section 1.1.2 of the Original Credit Agreement, is hereby amended to mean June 30, 2005 (as such date may be further extended from time to time in Lenders' sole and absolute discretion).

         1.3. Line of Credit Maturity Date - Revised. The phrase "Line of Credit Maturity Date", as defined in Section 1.2.2 of the Original Credit Agreement, is hereby amended to mean June 30, 2003 (as such date may be further extended from time to time in Lenders' sole and absolute discretion).

         1.4. Applicable Rate Margins - Revised.

                  1.4.1. Section 1.1.5.5 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "1.1.5.5. Applicable Rate Margins. As of and after January 1, 2002, the Rate Margin applicable to the Term Loan Facility will be 7.0% for Portions accruing interest at an Adjusted LIBO Rate and 6.0% for Portions accruing interest at the Prime Rate."

                  1.4.2. Section 1.2.5.5 of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "1.2.5.5. Applicable Rate Margins. As of and after January 1, 2002, the Rate Margin applicable to the Line of Credit Facility will be 7.0% for Portions accruing interest at an Adjusted LIBO Rate and 6.0% for Portions accruing interest at the Prime Rate."

         1.5. Mandatory Prepayments - Added.

                  1.5.1. Section 1.1.6.5 of the Original Credit Agreement is hereby amended by adding the following subsection at the end:


                           "1.1.6.5.f. Mandatory Prepayments under Term Loan Facility - Debt or Equity Repurchase. If TALK HOLDINGS redeems, repurchases, repays or otherwise satisfies any debt or equity securities (including, but not limited to, the AoL Convertible Notes, the
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         2002 Convertible Notes and the 2004 Convertible Notes) after
         December 31, 2001 through any one or more transactions collectively for an aggregate amount of $10,000,000 or more in cash or other immediately available funds, then a prepayment must be immediately made on the outstanding indebtedness under the Term Loan Facility (and such payment will reduce the amount of the remaining principal payments due under
         Section 1.1.6.2 in the inverse order of maturity), unless Lenders otherwise consent or unless a balance then exists under the Line of Credit Facility and such prepayment is made under Section 1.2.6.5.f. The amount of any such mandatory prepayment will equal the total cumulative amount paid in connection with all such redemptions, repurchases, repayments and satisfactions in excess of $10,000,000."

                  1.5.2. Section 1.2.6.5 of the Original Credit Agreement is hereby amended by adding the following subsection at the end:

                           "1.2.6.5.f. Mandatory Prepayments Under Line of Credit Facility - Debt or Equity Repurchase. If TALK HOLDINGS redeems, repurchases, repays or otherwise satisfies any debt or equity securities (including, but not limited to, the AoL Convertible Notes, the 2002 Convertible Notes and the 2004 Convertible Notes) after December 31, 2001 through any one or more transactions collectively for an aggregate amount of $10,000,000 or more in cash or other immediately available funds, then a prepayment must be immediately made on the outstanding indebtedness under the Line of Credit Facility (and the Line of Credit Commitment shall be correspondingly reduced), unless Lenders otherwise consent or unless a balance then exists under the Term Loan Facility and such prepayment is made under Section 1.1.6.5.f. The amount of any such mandatory prepayment will equal the total cumulative amount paid in connection with all such redemptions, repurchases, repayments and satisfactions in excess of $10,000,000."

         1.6. Revised Ratios. Section 4.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

                  "4.1. Financial Covenants and Ratios. As of the end of each fiscal quarter, Borrowers will satisfy each of the following financial ratios and characteristics, each of which will be determined using GAAP consistently applied, except as otherwise expressly provided:

                           4.1.1. Minimum Revenue by Subscriber Type. Bundled Services Revenue and LD Only Services Revenue for the fiscal quarter then ended of at least the following amounts during the identified periods:

--------------------------------------------------------------------------------
                           MINIMUM QUARTERLY               MINIMUM QUARTERLY
  QUARTER ENDING        BUNDLED SERVICES REVENUE       LD ONLY SERVICES REVENUE
--------------------------------------------------------------------------------
  March 31, 2002              $28 million                     $38 million
--------------------------------------------------------------------------------
   June 30, 2002              $28 million                     $32 million
--------------------------------------------------------------------------------
September 30, 2002            $31 million                     $28 million
--------------------------------------------------------------------------------
 December 31, 2002            $35 million                     $23 million
--------------------------------------------------------------------------------
  March 31, 2003              $42 million                     $20 million
--------------------------------------------------------------------------------
   June 30, 2003              $45 million                     $18 million
--------------------------------------------------------------------------------

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September 30, 2003            $50 million                     $16 million
--------------------------------------------------------------------------------
 December 31, 2003            $55 million                     $15 million
--------------------------------------------------------------------------------

         For the fiscal quarter ending March 31, 2004 and each fiscal quarter thereafter, Borrowers must have Bundled Services Revenue and LD Only Services Revenue on a combined basis of at least $75 million.

                  4.1.2. Maximum Subscriber Acquisition Costs. Subscriber Acquisition Costs for Bundled Subscribers and for LD Only Subscribers during the fiscal quarter then ended not to exceed the following during the identified periods:

--------------------------------------------------------------------------------
    QUARTER ENDING            BUNDLED SUBSCRIBERS          LD ONLY SUBSCRIBERS
--------------------------------------------------------------------------------
    March 31, 2002                  $155.00                      $140.00
--------------------------------------------------------------------------------
     June 30, 2002                  $140.00                      $100.00
--------------------------------------------------------------------------------
  September 30, 2002                $125.00                       $75.00
--------------------------------------------------------------------------------
   December 31, 2002                $120.00                       $62.00
--------------------------------------------------------------------------------
    March 31, 2003                  $110.00                       $50.00
--------------------------------------------------------------------------------
     June 30, 2003                  $100.00                       $50.00
--------------------------------------------------------------------------------
September 30, 2003 and               $95.00                       $50.00
      thereafter
--------------------------------------------------------------------------------

In addition, (a) so long as Subscriber Acquisition Costs for LD Only Subscribers during any fiscal quarter is in excess of $100.00, then Borrowers shall not add more than 12,000 new LD Only Subscribers during such fiscal quarter and (b) so long as Subscriber Acquisition Costs for LD Only Subscribers during any fiscal quarter is in excess of $50.00 but not in excess of $100.00, then Borrowers shall not add more than 17,500 new LD Only Subscribers during such fiscal quarter.

                  4.1.3. Minimum Gross Profit Margin. A Gross Profit Margin of not less than the below indicated percentages during the corresponding below indicated fiscal quarters periods:

-------------------------------------------------------
        PERIOD                    GROSS PROFIT MARGIN
-------------------------------------------------------
12/31/01 thru 9/30/02                     44%
-------------------------------------------------------
 10/1/02 thru 3/31/03                     42%
-------------------------------------------------------
 4/1/03 thru 12/31/03                     40%
-------------------------------------------------------
 1/1/04 thru 12/31/04                     38%
-------------------------------------------------------
   As of and After                        37%
        1/1/05
-------------------------------------------------------

                  4.1.4. Interest Coverage Ratio. A ratio of TTM-OCF to Interest Expense of not less than the following:

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                  a. 1.7-to-1.0, for fiscal quarter ending March 31, 2002; and

                  b. 3.0-to-1.0, for fiscal quarters ending June 30, 2002, September 30, 2002 and December 31, 2002; and

                  c. 3.5-to-1.0, for fiscal quarter ending March 31, 2003 and for each fiscal quarter thereafter.

                  4.1.5. Funded Debt-OCF Leverage Covenant. Beginning June 30, 2002, a ratio of Funded Debt to TTM-OCF as of the end of each fiscal quarter of not more than the following:

----------------------------------------------------
        QUARTER ENDING                    TTM-OCF
----------------------------------------------------
         June 30, 2002                   6.0-to-1.0
----------------------------------------------------
      September 30, 2002                 6.0-to-1.0
----------------------------------------------------
       December 31, 2002                 5.5-to-1.0
----------------------------------------------------
        March 31, 2003                   5.0-to-1.0
----------------------------------------------------
         June 30, 2003                   4.5-to-1.0
----------------------------------------------------
      September 30, 2003                 4.0-to-1.0
----------------------------------------------------
       December 31, 2003                 3.5-to-1.0
----------------------------------------------------
As of and After January 1, 2004          3.0-to-1.0
----------------------------------------------------

                  4.1.6. Liquidity Covenant. At all times from and after the Amendment Number Three Closing Date, the aggregate outstanding indebtedness of Borrowers under the Loan Documents must be less than 67% of the sum of the following amounts: (i) the aggregate accounts receivable of Borrowers for the provision of telecommunications services to unrelated third party Subscribers that are 60 calendar days or less past the initial due date therefor (including unbilled usage or accounts receivable that are less than 30 days old) and (ii) deposits of immediately available unencumbered funds held in accounts that are legally titled and beneficially owned solely by one or more Borrowers and/or Guarantor and that are encumbered with a first priority lien in favor of Administrative Agent (for the ratable benefit of Lenders) pursuant to a security agreement and a control agreement that are in form and substance acceptable to Administrative Agent (in its commercially reasonable discretion).

                  4.1.7. Minimum OCF. OCF for the immediately preceding fiscal quarter and four fiscal quarter periods of not less than the following:

-----------------------------------------------------------------------------
   QUARTER ENDING                 QUARTERLY OCF                     TTM OCF
-----------------------------------------------------------------------------
  December 31, 2001                $12 million                   $3.2 million
-----------------------------------------------------------------------------
   March 31, 2002                   $9 million                    $12 million
-----------------------------------------------------------------------------
    June 30, 2002                   $7 million                    $29 million
-----------------------------------------------------------------------------
 September 30, 2002                 $7 million                    $29 million
-----------------------------------------------------------------------------


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  December 31, 2002                 $6 million                    $29 million
-----------------------------------------------------------------------------
   March 31, 2003                   $7 million                    $27 million
-----------------------------------------------------------------------------
    June 30, 2003                   $8 million                    $28 million
-----------------------------------------------------------------------------
 September 30, 2003                 $9 million                    $30 million
-----------------------------------------------------------------------------
  December 31, 2003                 $9 million                    $33 million
-----------------------------------------------------------------------------
   March 31, 2004                  $10 million                    $36 million
-----------------------------------------------------------------------------
    June 30, 2004                  $10 million                    $38 million
-----------------------------------------------------------------------------
 September 30, 2004                $10 million                    $39 million
-----------------------------------------------------------------------------
December 31, 2004 and              $10 million                    $40 million
     thereafter
-----------------------------------------------------------------------------


         1.7. Capital Expenditures. Section 5.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

                  "5.1. Capital Expenditures. As of and after the Amendment Number Three Closing Date, Borrowers (on a consolidated basis) will not incur Capital Expenditures in any fiscal year in excess of the following: (a) $6.5 million during fiscal year 2002, (b) $7.0 million during fiscal year 2003, and (c) $8 million during fiscal year 2004 and thereafter. Notwithstanding the foregoing, no Borrower may make any such Capital Expenditure to acquire all or any substantial portion of the assets or equity of another business enterprise (unless explicitly permitted by Section 5.7)."

         1.8. Additional Indebtedness - Capital Asset and Lease Financing.
Section 5.2 of the Original Credit Agreement is hereby amended by (i) inserting the amount "$5 million" in place of the amount "$30 million" in Sections 5.2.c and 5.2.d.

         1.9. Cross Default to AoL Agreements and Convertible Notes. Without in any way limiting or qualifying the scope, application or effect of Section 7.1.6 of the Credit Agreement or any similar provision of any other Loan Document, IF any event of default (as described or defined therein, which term shall include any notice and cure periods provided therein) occurs or exists under the provisions of the 2002 Convertible Notes (or any related agreements governing the terms or conditions thereof), the 2004 Convertible Notes (or any related agreements governing the terms or conditions thereof), the AoL Restructuring Agreement, the AoL Convertible Notes, the AoL Guaranty & Security Agreements and/or the AoL-MCG Intercreditor Agreement, THEN an immediate Event of Default shall be deemed to occur and exist under the Loan Documents. NOTWITHSTANDING THE FOREGOING, with respect to the event of default that may exist as of the date hereof under the AoL Restructuring Agreement as a result of the failure of Talk Holdings to obtain the written consent of AoL prior to redeeming $5 million of 2002 Convertible Notes during December 2001 (which was prior to the maturity date therefore), such event of default thereunder will not constitute an Event of Default under and as defined in this Section 1.9 hereof but will be subject to the terms of and cure rights set forth in Section 7.1.6 of the Credit Agreement (as modified by Section 1.1 of the Consent and Second Amendment dated as of September 19, 2001) except that the reference in Section 7.1.6.(1)(i)(iv) to the phrase "in any event within 60 calendar days after the occurrence of such Default" shall instead for this one event only mean "prior to 11:59 p.m. Eastern Time on Friday, March 1, 2002".

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         1.10. Definitions - Revisions and Additions. The following definitions are either added to Article 9 of the Original Credit Agreement in alphabetical order or amended and restated in their entirety:

                           i. ""2002 Convertible Notes" means those certain
                  41/2% Convertible Subordinated Notes of Talk America Holdings, Inc. in an original aggregate amount of $300 million that are due September 15, 2002 and of which $61.8 MILLION ARE OUTSTANDING as of January 1, 2002."

                           ii. ""2004 Convertible Notes" means those certain 5%
                  Convertible Subordinated Notes of Talk America Holdings, Inc. in an original aggregate amount of $200 million that are due December 15, 2004 and of which $18.1 MILLION ARE OUTSTANDING as of January 1, 2002."

                           iii. ""Subscriber Acquisition Costs" means, at the time of measurement, the aggregate marketing, telemarketing and other acquisition costs associated with acquiring new Subscribers (including, any commissions paid to third parties) during the relevant fiscal quarter divided by the total number of new Subscribers added during such fiscal quarter."

In addition, the definition of "OCF" in Article 9 of the Original Credit Agreement is hereby amended to add the following provision to the end thereof:

                  "NOTWITHSTANDING THE FOREGOING, (a) the following items deducted in the specified periods from the calculation of net income MAY BE ADDED-BACK in the calculation of OCF during the relevant periods:

                  (1) $168.7 million goodwill write-offs in the last three fiscal quarters of 2001, and

                  (2) $2.5 million restructuring charges associated with the Ft. Lauderdale facility (TTM at 12/31/01), and

                  (3) $2.4 million unrealized losses on increases in fair value of contingent redemptions, and

                  (4) $36.8 million cumulative effect of accounting changes for contingent redemptions (Implementation of EITF 00-19); AND

                  (b) the following items included in the specified periods in the calculation of net income SHALL BE DEDUCTED in the calculation of OCF during the relevant periods:

                  (1) $16.8 million gains from the restructure of the AoL marketing agreement in the third fiscal quarter of 2001, and

                  (2) $3.8 million gains in the fourth fiscal quarter of 2001 for the repurchase of the 2002 Convertible Notes, and

                  (3)      $603,000 gains for recovery of restructuring charges.

                  For avoidance of doubt, except as expressly provided in the immediately preceding sentence or as may be otherwise consented to by Lenders, as of and after the Amendment Number Three Closing Date, all write-offs of bad debt shall be a direct reduction in the calculation of EBITDA (and not added back to the calculation of OCF) during the fiscal period in which such write off is recorded."

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         1.11. Waiver of Existing Financial Covenant Defaults. Administrative
Agent and each Lender hereby waives any Default or Event of Default under
Section 7.1.3 of the Credit Agreement resulting from Borrowers' failure to be in compliance with the financial covenants set forth in Section 4.1.1 (Minimum Revenue by Subscriber Type), 4.1.4 (Interest Coverage Ratio), 4.1.5 (Total Charge Coverage Ratio), 4.1.6 (Funded Debt-Revenue Leverage Covenant) or 4.1.7 (Funded Debt-OCF Leverage Covenant) of the Original Credit Agreement with respect to the period ending December 31, 2001 ONLY. This Section 1.11 hereof is intended only to waive the expressly identified existing Events of Default under
Section 7.1.3 as a result of the expressly identified compliance violations under 4.1 of the Original Credit Agreement, and no other term, provision, covenant or Default in any Loan Document is hereby waived either expressly or by implication.

         1.12. Non-Default Agreement re Going Concern Qualification for 2001 Audit. Administrative Agent and each Lender hereby agree that it shall not constitute a Default or Event of Default under Section 7.1.4 of the Credit Agreement to the extent that Talk Holdings and Borrowers fail to be in compliance with the audit standard as set forth in Section 4.2.2(2) (Annual Financial Statements) for the FYE 2001 financial statements SOLELY AND EXCLUSIVELY because (a) the 2002 Convertible Notes are due and payable prior to March 2003 and/or (b) the "termination of trading clause" contained in the 2004 Convertible Notes may permit the noteholders thereof to accelerate the 2004 Convertible Notes prior to the stated maturity thereof. This Section 1.12 hereof is intended only to waive the expressly identified expected Event of Default under Section 7.1.4 as a result of the expressly identified expected compliance violation under 4.2.2(2) of the Credit Agreement for the FYE 2001 audit, and no other term, provision, covenant or Default in any Loan Document is hereby waived either expressly or by implication.

         1.13. Post-Closing Item - Control Agreements. Within 30 calendar days after the Amendment Number Three Closing Date, Borrowers will deliver to Administrative Agent a fully executed control agreement (in form and substance reasonably acceptable to Administrative Agent) with respect to each deposit account of any Borrower that at any time during the 6 calendar months preceding the Amendment Number 3 Closing Date had a balance in excess of $75,000. Thereafter, if any Borrower at any time opens or acquires a new deposit account that at any time has a balance in excess of $75,000, then such Borrower shall concurrently obtain and deliver to Administrative Agent a fully executed control agreement (in form and substance reasonably acceptable to Administrative Agent) with respect to such deposit account.

         1.14. Amendment Fee. On the Amendment Number Three Closing Date, Borrowers shall pay an Amendment Fee in immediately available funds to Administrative Agent in the amount of $100,000, which amount shall be treated as prepaid, nonrefundable interest.

         1.15. Documentation Fee. On the Amendment Number Three Closing Date, Borrowers shall pay a Documentation Fee in immediately available funds to Administrative Agent in the amount of $7,500.00 to cover all fees, costs and expenses in connection with the preparation and execution of this Amendment Number Three through the Amendment Number Three Closing Date.

         1.16. Reaffirmation of Collateralization Hereunder. To the extent not otherwise already covered by the Original Loan Documents, each Obligor hereby grants and pledges to Administrative Agent for the ratable benefit of Lenders a present, absolute, unconditional and continuing security interest in and pledge of and collateral assignment of all of the Collateral under and as defined in the Loan Documents to which such Obligor is a party as collateral security for funds advanced pursuant to this Amendment, the Credit Agreement and the other Loan Documents.

1.17.    References in Other Loan Documents.  In furtherance of the foregoing,

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

                  a. References in the Original Credit Agreement to the "Agreement" or "Credit Agreement" hereafter mean the Credit Agreement (as amended hereby). References in the other Original Loan Documents to the "Credit Agreement" hereafter mean the Credit Agreement (as amended hereby).

                  b. References in the Original Loan Documents (including in the Original Credit Agreement) to the other "Loan Documents" (either as a group or individually) or to such other documents by their individual separate titles hereafter mean such Loan Documents (as amended hereby) as well as the Additional Loan Documents.

         1.18. Relationship to Original Loan Documents. This Amendment is an amendment and supplement to (and not a novation of) the Original Loan Documents as well as the schedules thereto without any discharge, release or satisfaction of the existing obligations or indebtedness (or, except to the extent expressly set forth herein, any guaranty or collateral security therefor), all of which obligations, indebtedness and security remains outstanding under the Loan Documents. Except as specifically amended by this Amendment or another document executed as of the date hereof, the Loan Documents are, and continue to be, in full force and effect as in effect prior to the date hereof. This Amendment becomes effective as to any party as of the date of its, his or her execution hereof, and the failure of any party hereto to execute this Amendment shall in no way effect the obligations hereunder of the parties hereto that have executed this Amendment.

         1.19. Collateral Agent. Administrative Agent hereby appoints MCG, and MCG hereby agrees to act, as an additional collateral agent for Administrative Agent for purposes of perfection or protection of Lenders' interest in any Collateral and for any other purposes as determined by Administrative Agent. MCG hereby agrees to give Administrative Agent prior notice of at least 30 calendar days before resigning as collateral agent. In addition, MCG hereby agrees that Administrative Agent may terminate the collateral agency role of MCG at any time upon prior notice of at least 10 calendar days.

                            ARTICLE 2: MISCELLANEOUS

         2.1. Loan Document; Definitions. This Amendment is a Loan Document executed pursuant to the Credit Agreement and (unless otherwise expressly indicated herein) is to be construed, administered and applied in accordance with the terms and provisions thereof. Capitalized terms used herein without separate definitions have the meaning ascribed to such terms in the Original Credit Agreement (if such a definition exists therein) or in the other Loan Documents. The rules of construction and the number and gender provisions under
Article 9 of the Original Credit Agreement are also applicable herein.

         2.2. Additional Representations and Covenants. Each Obligor, as of the Amendment Number Three Closing Date, makes the following representations and warranties solely with respect to this Amendment and any Original Loan Document to which such Obligor is a signatory:

                  2.2.1. Authorization and Enforceability. Each Obligor represents and warrants (a) that it, he or she (as applicable) has the full power and authority to enter into, to deliver and to perform this Amendment, the Credit Agreement and the other Loan Documents to which it, he or she is a party, and all other agreements and actions required of it, him or her hereunder, and
(b) that all actions necessary or appropriate for such Obligor's execution, delivery and performance of this Amendment, the Credit Agreement and the other Loan Documents, and all other agreements and actions required hereunder or thereunder have been properly and fully taken, and (c) that, upon execution and delivery, this Amendment as well as the Credit Agreement and the other Loan Documents will constitute the legal, valid and binding obligations of each party hereto or thereto enforceable in accordance with the terms hereof or thereof.

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

                  2.2.2. Representations and Warranties. Each Obligor hereby renews each and all representations and warranties made by it, him or her contained in the Original Loan Documents (other than in the Original Credit Agreement), and each Obligor hereby represents and warrants that all such representations and warranties (as modified by the schedules related thereto) are true, correct and complete in all material respects on and as of the Amendment Number Three Closing Date.

                  2.2.3. No Default. Each Obligor hereby represents and warrants that no Default or Event of Default under the Loan Documents to which it, he or she is a party will result from the execution, delivery or performance of this Amendment.

         2.3. Obligor Solvency. Obligors (on a consolidated basis) are not "insolvent," as such term is defined in Section 101(32) of the Bankruptcy Code (11 U.S.C. ss. 101(32)). Obligors (on a consolidated basis), by virtue of their obligations and actions in connection with the Loan Documents, have not engaged in and are not engaging in any transaction that constitutes a fraudulent transfer or fraudulent conveyance under applicable federal or state law (including under Section 548 of the Bankruptcy Code or under the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act).

         2.4. Binding and Governing Law. This Amendment has been delivered by Borrowers and the other Obligors and has been received by Administrative Agent in the Commonwealth of Virginia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, personal representatives and executors. This Amendment shall be governed as to its validity, interpretation, construction and effect by the laws of the Commonwealth of Virginia (without giving effect to the conflicts of law rules of the Commonwealth of Virginia).

         2.5. Survival. All agreements, representations, warranties and covenants of any Obligor contained herein or in any documentation required hereunder shall survive the execution and delivery of this Amendment and (except as otherwise expressly provided herein) will continue in full force and effect so long as any indebtedness or other obligation of any Borrower or other Obligor to Administrative Agent or any Lender remains outstanding under any of the Loan Documents.

         2.6. No Waiver; Delay in Acting. To be effective, any waiver by Lenders must be expressed in a writing executed by Administrative Agent (with approval by Lenders). The execution, delivery and performance of this Amendment shall not act as a waiver of any Default or any right, power or remedy of Administrative Agent or any Lender under any Loan Document or any other agreements and documents executed in connection herewith or therewith and shall not constitute a waiver of any provision thereof. If Administrative Agent or any Lender waives any power, right or remedy arising hereunder or under any applicable law, then such waiver will not be deemed to be a waiver upon the later occurrence or recurrence of any events giving rise to the earlier waiver. No failure or delay by Administrative Agent or any Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Amendment or any other Loan Document, or to exercise any right, power or remedy hereunder or thereunder, will constitute a waiver of any such term, condition, covenants or agreement or of any such breach, or preclude Administrative Agent or any Lender from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any amount payable under any Loan Document, neither Administrative Agent nor Lenders will be deemed to have waived the right either to require prompt payment when due of all other amounts payable under a Loan Document or to declare an Event of Default for failure to effect such prompt payment of any such other amount. The remedies provided herein are cumulative and not exclusive of each other, the remedies provided by law, and/or the remedies provided by the other Loan Documents.

         2.7. Modification. Except as otherwise provided in this Amendment, no modification or amendment hereof shall be effective unless made in writing and signed by Administrative Agent (with approval by Lenders) and any other party hereto as to which such amendment or modification is applicable.

         2.8. Headings. The various headings in this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

         2.9. Prior Agreements. This Amendment shall completely and fully supersede all other and prior agreements and correspondence (both written and oral) by and among Obligors, Administrative Agent and Lenders concerning the terms and conditions of this Amendment.

         2.10. Severability. If fulfillment of any provision hereof or any transaction related hereto or to the other Loan Documents at the time performance thereof shall be due shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision herein contained operates or would prospectively operate to invalidate this Amendment or any other Loan Document, in whole or in part, then such clause or provision only shall be void, as though not herein or therein contained, and the remainder of this Amendment and the other Loan Documents shall remain operative and in full force and effect; provided, however, if any such provision pertains to the repayment of any indebtedness under the Loan Documents, then the occurrence of any such invalidity shall constitute an immediate Event of Default under the Credit Agreement.

         2.11. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document. Each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

         2.12. Waiver of Subrogation. Until the indebtedness under the Credit Agreement is paid in full (unconditionally and indefeasibly) and the Loan Documents are terminated, each Obligor hereby waives any and all rights of subrogation, contribution and reimbursement that it, he or she may now have or hereafter acquire with respect to its, his or her obligations hereunder, under any Loan Document or under any other agreement that it, he or she may have or may hereafter enter into with Administrative Agent or any Lender.

         2.13. Waiver of Suretyship Defenses. Each Obligor hereby waives any and all defenses and rights of discharge based upon suretyship or impairment of collateral (including, without limitation, lack of attachment or perfection with respect thereto) that it, he or she may now have or may hereafter acquire with respect to Administrative Agent or any Lender or any of its, his or her obligations hereunder, under any Loan Document or under any other agreement that it, he or she may have or may hereafter enter into with Administrative Agent or any Lender.

         2.14. WAIVER OF LIABILITY. EACH OBLIGOR (A) AGREES THAT NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) SHALL HAVE ANY LIABILITY TO ANY OBLIGOR (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES OR COSTS SUFFERED OR INCURRED BY ANY OBLIGOR IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH, EXCEPT FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY AND EXCLUSIVELY FROM ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD AND
(B) WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM AGAINST ADMINISTRATIVE AGENT OR ANY LENDER (OR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE, EXCEPT FOR CLAIMS FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY AND EXCLUSIVELY FROM ADMINISTRATIVE

AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD. MOREOVER, WHETHER OR NOT SUCH DAMAGES ARE RELATED TO A CLAIM THAT IS SUBJECT TO THE WAIVER EFFECTED ABOVE AND WHETHER OR NOT SUCH WAIVER IS EFFECTIVE, NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) SHALL HAVE ANY LIABILITY WITH RESPECT TO (AND EACH OBLIGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR) ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR NON-FORESEEABLE DAMAGES SUFFERED BY ANY OBLIGOR IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH.


         2.15. FORUM SELECTION; CONSENT TO JURISDICTION. ANY LITIGATION IN CONNECTION WITH OR IN ANY WAY RELATED TO ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY OBLIGOR WILL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE COMMONWEALTH OF VIRGINIA OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY OBLIGOR, ANY COLLATERAL OR ANY OTHER PROPERTY MAY ALSO BE BROUGHT (AT ADMINISTRATIVE AGENT'S AND LENDERS' OPTION) IN THE COURTS OF ANY OTHER JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND OR WHERE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE OBTAIN PERSONAL JURISDICTION OVER SUCH OBLIGOR. EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA AND OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH OBLIGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR OUTSIDE THE COMMONWEALTH OF VIRGINIA. EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY OBLIGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THEN SUCH OBLIGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

         2.16. WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT, EACH LENDER AND EACH OBLIGOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER AS CLAIM, COUNTER-CLAIM, AFFIRMATIVE DEFENSE OR OTHERWISE) IN CONNECTION WITH OR IN ANY WAY RELATED TO ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY OBLIGOR. EACH OBLIGOR ACKNOWLEDGES AND AGREES (A) THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY), AND (B) THAT IT HAS BEEN ADVISED BY LEGAL COUNSEL IN CONNECTION HEREWITH, AND (C) THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ADMINISTRATIVE AGENT AND EACH LENDER ENTERING INTO THE LOAN DOCUMENTS AND FUNDING ADVANCES THEREUNDER.

         2.17. Construction. The language in all parts of this Amendment and the other Loan Documents in all cases shall be construed as a whole according to its fair meaning.


                      [BALANCE OF PAGE INTENTIONALLY BLANK]

                  IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NO. 3, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

ATTEST:                                        TALK AMERICA INC. (f/k/a Talk.com
                                               Holding Corp.)


By:      /s/ David G. Zahka                    By:      /s/ Aloysius T. Lawn IV
         -----------------------                        ------------------------
Name:    David G. Zahka                        Name:    Aloysius T. Lawn IV
         -----------------------                        ------------------------
Title:   Chief Financial Officer               Title:   EVP-General Counsel
         -----------------------                        ------------------------

[SEAL]


ATTEST:                                        ACCESS ONE COMMUNICATIONS CORP.


By:      /s/ David G. Zahka                    By:      /s/ Aloysius T. Lawn IV
         -----------------------                        ------------------------
Name:    David G. Zahka                        Name:    Aloysius T. Lawn IV
          ----------------------                        ------------------------
Title:   Chief Financial Officer               Title:   EVP-General Counsel
         -----------------------                        ------------------------

[SEAL]


ATTEST:                                        OMNICALL, INC.


By:      /s/ David G. Zahka                    By:      /s/ Aloysius T. Lawn IV
         -----------------------                        ------------------------
Name:    David G. Zahka                        Name:    Aloysius T. Lawn IV
         -----------------------                        ------------------------
Title:   Chief Financial Officer               Title:   EVP-General Counsel
         -----------------------                        ------------------------

[SEAL]


ATTEST:                                        THE OTHER PHONE COMPANY, INC.


By:      /s/ David G. Zahka                    By:      /s/ Aloysius T. Lawn IV
         -----------------------                        ------------------------
Name:    David G. Zahka                        Name:    Aloysius T. Lawn IV
         -----------------------                        ------------------------
Title:   Chief Financial Officer               Title:   EVP-General Counsel
         -----------------------                        ------------------------

[SEAL]

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                  IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NO. 3, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

ATTEST:                                        TALK AMERICA OF VIRGINIA, INC.
                                               (f/k/a Tel-Save Holdings of
                                               Virginia, Inc.)


By:      /s/ David G. Zahka                    By:      /s/ Aloysius T. Lawn IV
         -----------------------                        ------------------------
Name:    David G. Zahka                        Name:    Aloysius T. Lawn IV
         -----------------------                        ------------------------
Title:   Chief Financial Officer               Title:   EVP-General Counsel
         -----------------------                        ------------------------

[SEAL]


ATTEST:                                        TALK AMERICA HOLDINGS, INC.
                                               (f/k/a Talk.com, Inc.)


By:      /s/ David G. Zahka                    By:      /s/ Aloysius T. Lawn IV
         -----------------------                        ------------------------
Name:    David G. Zahka                        Name:    Aloysius T. Lawn IV
         -----------------------                        ------------------------
Title:   Chief Financial Officer               Title:   EVP-General Counsel
         -----------------------                        ------------------------

[SEAL]



                       [SIGNATURES CONTINUE ON NEXT PAGE]

                  IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NO. 3, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

WITNESS: MCG CAPITAL CORPORATION (IN ITS OWN CAPACITY AS ADMINISTRATIVE AGENT AND LENDER, AND AS SERVICER FOR ITS FUNDING AFFILIATES AND SECURITIZATION VEHICLES)


By:      /s/  Ruth Thomas                      By:      /s/ John S. Patton
         -----------------------                        ------------------------
                                               Name:    John S. Patton
                                                        ------------------------
                                               Title:   Managing Director and VP
                                                        ------------------------